SCHEDULE OF COMPONENTS OF LEASE EXPENSES (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 USD ($)	Dec. 31, 2025 CNY (¥)	Dec. 31, 2024 CNY (¥)
Lease
Amortization of right-of-use assets	$ 1,280	¥ 8,950	¥ 9,769
Interest of operating lease liabilities	251	1,755	2,719
Expenses for short-term leases within 12 months and other non-lease component	172	1,204	1,281
Total lease cost	$ 1,703	¥ 11,909	¥ 13,769